                                                                    EXHIBIT 10.2

                        FIRST AMENDMENT TO LOAN AGREEMENT
                           AND REAFFIRMATION AGREEMENT

                  This FIRST AMENDMENT TO LOAN AGREEMENT AND REAFFIRMATION AGREEMENT ("Amendment"), made as of July ___, 1998 is by and among THE CAPITAL COMPANY OF AMERICA LLC, a Delaware limited liability company, having an address at 2 World Financial Center, Building B, New York, New York 10281-1198,
Attention: Christopher Tierney, Telefax Number (212) 667-1666 (together with its successors and assigns, "Lender"), ALS-VENTURE II, INC., a Delaware corporation having an address at c/o Alternative Living Services, Inc., 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attention: Chief Financial Officer, Thomas E. Komula, Telefax Number (414) 789-6182 ("Borrower"), ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attention: Chief Financial Officer, Thomas E. Komula, Telefax Number (414) 789-6182 ("Guarantor" and "Parent Pledgor", as applicable) and ALS-CLARE BRIDGE, INC., a Delaware corporation, 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Subsidiary Pledgor"; the "Parent Pledgor" and the "Subsidiary Pledgor" are referred to herein collectively as the "Pledgors").

                                    RECITALS

                  A. WHEREAS, Nomura Asset Capital Corporation, a Delaware corporation, as Lender ("Nomura"), and Borrower entered into that certain Loan Agreement made as of May 26, 1998 (the "Original Loan Agreement") which Original Loan Agreement provides for a series of advances (collectively, the "Loan") from Nomura in the principal amount up to $82,000,000 which amount may be increased by the Earn-Out Advance for up to $8,000,000, provided the terms of the Loan Agreement are complied with. The Loan is evidenced by four promissory notes each dated as of May 26, 1998 and each executed and delivered by Borrower to Nomura. The Loan is secured by, inter alia, real property, improvements thereon and other collateral (collectively, "Property"). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning set forth in the Original Loan Agreement;

                  B. WHEREAS, subsequent to making the Closing Date Advance, and pursuant to that certain Assignment and Assumption Agreement dated as of July ___, 1998, Allonge and other documents related thereto, Nomura assigned to Lender, and Lender assumed from Nomura, all of Nomura's right, title, interest, duties and obligations in, to and under the Original Loan Agreement and the other Loan Documents;

                  C. WHEREAS, pursuant to Article III of the Original Loan Agreement, the parties to this Amendment desire Lender to make an Additional Facility Advance.


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D.       WHEREAS, in connection with the foregoing recitals, and as a condition to Lender making the Additional Facility Advance, the parties desire to amend the Original Loan Agreement in the manner set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing recitals, which are by this reference incorporated herein, and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Exhibit B. Exhibit B of the Original Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached hereto and by this reference incorporated herein.

         2. Section 2.15(b)(1) of the Original Loan Agreement is hereby amended by adding the words "and licensed" after the phrase "be a property operated."

         3. Section 5.1(z) of the Original Loan Agreement is hereby amended by adding the following sentence to the end of Section 5.1(z): "Notwithstanding the foregoing, any security deposits collected by Borrower shall be held and administered in accordance with applicable laws governing the use and operation of assisted living facilities."

         4. Section 6.1(m)(6) of the Original Loan Agreement is hereby amended by adding the words "or which is not in compliance with Legal Requirements" after the word "Facility".

         5. Ratification and Reaffirmation. Each of Borrower, Guarantor and Pledgors hereby ratify and confirm, and reaffirm in all respects and without condition, all of the terms, covenants and conditions set forth in the Loan Documents to which each is bound and hereby respectively agree as follows:

                  5.1 Borrower, Guarantor and Subsidiary Pledgor each acknowledge the assignment by Nomura, and the assumption by Lender, of Nomura's right, title and interest in and to the Loan Documents.

                  5.2 Borrower remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Loan Documents, all Collateral, Liens, and other security interests and pledges created pursuant thereto or referred to therein shall continue unimpaired and in full force and effect and shall continue to secure all of the existing and future Indebtedness due under the Original Loan Agreement.

                  5.3 Guarantor remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Guaranty and Suretyship Agreement, the Environmental Indemnity Agreement, Equity Pledge Agreement and any other Loan Document by which Guarantor is bound.



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                  5.4 Subsidiary Pledgor remains unconditionally liable to
Lender in accordance with the terms, covenants and conditions of the Equity Pledge Agreement and any other Loan Document by which Subsidiary Pledgor is bound.

                  5.5. Borrower, Guarantor and Subsidiary Pledgor agree that the Loan Documents, as so modified, remain in full force and effect as of the date hereof, and nothing herein contained shall be construed to impair the security or affect the first priority of the lien of any mortgage, nor impair any rights or powers which Lender or its successors may have for nonperformance of any term of any of the Loan Documents. All Collateral, Liens and other security interests and pledges created pursuant to, or referred to in, the Loan Documents shall continue unimpaired and in full force and effect and shall continue to secure all of the existing and future Indebtedness due under the Original Loan Agreement.

         6. Representations and Warranties. Borrower, Guarantor and Pledgors acknowledge and agree that any and all representations and warranties (including, without limitation, the Single-Purpose Entity representations and warranties) contained in the Original Loan Agreement and all the other Loan Documents shall be deemed to be remade as of the date hereof. Further, Borrower, Guarantor and Pledgors represent and warrant that there are no existing or pending Defaults or Events of Default under the Loan Agreement or any other Loan Document.

         7. Severability. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8. No Modification Except in Writing. None of the terms of this Amendment may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

         9. Further Assurances. Borrower, Guarantor and Subsidiary Pledgor shall execute and deliver such further instruments and perform such further acts as may be requested by Lender from time to time to confirm the provisions of this Amendment and the Loan Documents, to carry out more effectively the purposes of this Amendment and the Loan Documents, or to confirm the priority of any Lien created by any of the Loan Documents.

         10.      Miscellaneous.

                  10.1 This Amendment constitutes the entire agreement among the parties concerning its subject matter.

                  10.2 This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns.



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                  10.3 This Amendment may be executed in two or more
counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  10.4 This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to New York's principles of conflict of law).

                  10.5 Any reference to the Loan Agreement in any of the Loan Documents shall hereafter mean the Original Loan Agreement as amended by this Amendment as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

         10. Effective Date. This Amendment was signed and notarized on July 28, 1998. However, this Amendment is effective only as of July __, 1998.

                        [Signatures Appear On Next Page]



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         IN WITNESS WHEREOF, the parties hereto have caused this FIRST AMENDMENT
TO LOAN AGREEMENT AND REAFFIRMATION AGREEMENT to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                    LENDER:


                                    THE CAPITAL COMPANY OF AMERICA LLC, a
                                    Delaware limited liability company


                                    By:_________________________________
                                       Christopher Tierney
                                       Vice President


                                    BORROWER:

                                    ALS-VENTURE II, INC., a Delaware
                                    corporation


                                    By:_________________________________
                                       David Boitano
                                       Vice President



                                    GUARANTOR / PARENT PLEDGOR:

                                    ALTERNATIVE LIVING SERVICES, INC.,
                                    a Delaware corporation


                                    By:__________________________
                                       David Boitano
                                       Vice President


                                    SUBSIDIARY PLEDGOR:

                                    ALS-CLARE BRIDGE, INC., a Delaware
                                    corporation


                                    By:___________________________
                                       David Boitano
                                       Vice President



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                                    EXHIBIT B

                             Additional Definitions

Base Adjusted NOI                                                      $__________

Closing Date Advance                                                   $32,516,000

Initial Basic Carrying Costs Amount                                    $82,222.66

Initial Capital Reserve Amount                                         $0

Additional Facility Advance                                            $21,330,000


ALLOCATED LOAN AMOUNTS

         1.       Clare Bridge of Cheswick                             $4,271,000
                  Cheswick, PA

         2.       Clare Bridge of Murrysville                          $3,358,000
                  Export, PA

         3.       Sterling House of Columbia                           $2,352,000
                  Columbia, SC

         4.       Sterling House of Rock Hill                          $2,259,000
                  Rock Hill, SC

         5.       WovenHearts of Battle Creek                          $2,495,000
                  Battle Creek, MI

         6.       WovenHearts of Bay City                              $2,478,000
                  Bay City, MI

         7.       WovenHearts of Midland                               $2,500,000
                  Midland, MI

         8.       WovenHearts of Monroe                                $2,769,000
                  Monroe, MI

         9.       WovenHearts of Penn Hills                            $1,690,000
                  Penn Hills, PA



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
         10.      WovenHearts of Saginaw                               $2,547,000
                  Saginaw Township, MI

         11.      WovenHearts of Swartz Creek                          $1,069,000
                  Swartz Creek, MI

         12.      WovenHearts of West St. Paul                         $2,206,000
                  West St. Paul, MN

         13.      WovenHearts of Westland                              $2,502,000
                  Westland, MI

         14.      Sterling House of South Bend                         $2,210,000
                  SouthBend, IN

         15.      WovenHearts of Coon Rapids                           $3,330,000
                  Coon Rapids, MN

         16.      ClareBridge of Oviedo/                               $6,940,000
                  WovenHearts of Oviedo
                  Oviedo, FL

         17.      Hamilton House of Portage/                           $8,850,000
                  Wynwood of Portage
                  Portage, MI



LEASED FACILITIES                        OPERATOR                          ADDRESS
-----------------                        --------                          -------
Clare Bridge of Cheswick            ALS-Indiana (PA)                   931 Route 910
Cheswick, PA                        Partners, a Pennsylvania           Cheswick, PA 15024
                                    general partnership

Clare Bridge of Murrysville         Clare Bridge of                    5300 Old William
Export, PA                          Murrysville L.P., a                         Penn Highway
                                    Delaware limited partnership       Export, PA 15632

Sterling House of Columbia          Burkshire Development, L.L.C.,     251 Springtree Drive
Columbia, SC                        a South Carolina limited           Columbia, SC 29223
                                    liability company

Sterling House of Rock Hill         Gatwick Development, L.L.C.,       1920 Ebenezer Road
Rock Hill, SC                       a South Carolina limited           Rock Hill, SC  29732
                                    liability company



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
WovenHearts of Bay City    WovenHearts of Bay City L.P.,               720/734 N. Pine Road
Bay City, MI                        a Delaware limited partnership     Bay City, MI  48707

WovenHearts of Midland     WovenHearts of Midland L.P.,                4012/4004 Waldo Avenue
Midland, MI                         a Delaware limited partnership     Midland, MI 48642

WovenHearts of Monroe      WovenHearts of Monroe L.P.,                 1615/1605 Fredericks Drive
Monroe, MI                          a Delaware limited partnership     Monroe, MI 48162

WovenHearts of Saginaw     WovenHearts of Saginaw L.P.,                2445/2485 McCarty Road
Saginaw, MI                         a Delaware limited partnership     Saginaw, MI 48162

WovenHearts of West        WovenHearts of West St. Paul                305/315 E. Thompson Avenue
St. Paul                   L.P., a Delaware limited                    West St. Paul, MN 55118
West St. Paul, MN          partnership

WovenHearts of Westland    WovenHearts of Westland                     32111/32151 Cherry Hill Rd.
Westland, MI                        L.P., a Delaware limited           Westland, MI 48186
                                    partnership

Sterling House of          Rosebery Development, L.L.C.                17441 State Road 23,
South Bend                                                             South Bend, IN

WovenHearts of Coon        WovenHearts of Coon Rapids I,               1770 113th Lane,
Rapids (I)                          L.P.                               Coon Rapids, MN

WovenHearts of Coon        WovenHearts of Coon Rapids II,              11372 Robinson Drive,
Rapid (II)                          L.P.                               Coon Rapids, MN

Clare Bridge of           WovenHearts of Oviedo I, L.P.                445 Alexandria Blvd.,
Oviedo (I)                                                             Oviedo, FL

WovenHearts of Oviedo      WovenHearts of Oviedo II, L.P.              395 Alafaya Woods Blvd.,
(II)                                                                   Oviedo, FL

WovenHearts of Oviedo      WovenHearts of Oviedo III, L.P.             355 Alafaya Woods Blvd.,
(III)                                                                  Oviedo, FL

Hamilton House of Portage  Hamilton House of Portgage L.P.             3150 Old Centre Avenue,
                                                                       Portage, MI

Wynwood of Portage         Wynwood of Portage L.P.                     3150 Old Centre Avenue,
                                                                       Portage, MI


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

NONLEASED FACILITIES                                     ADDRESS
--------------------                                     -------

WovenHearts of Battle Creek                              191/197 Lois Drive
Battle Creek, MI                                         Battlecreek, MI 49015

WovenHearts of Penn Hills                                7151 Saltsburg Road
Penn Hills, PA                                           Penn Hills, PA 15235

WovenHearts of Swartz Creek                              8240 Miller Road
Swartz Creek, MI                                         Swartz Creek, MI 48476


JOINT VENTURE FACILITIES     JOINT VENTURE               ADDRESS
------------------------     -------------               -------

None


ADDITIONAL FACILITIES

Sterling of Michigan City (II)
Sterling of Alliance
Sterling of Columbus IN
Sterling of Evansville
Sterling of Greenville SC Sterling
Sterling Cot of La Crosse (I)
WovenHearts of La Crosse (II)
Sterling of Marion IN
Clare Bridge of Oro Valley (I)
Sterling of Southern Pines
Sterling of Sun City

SUBLEASED FACILITIES

Clare Bridge of Oviedo (I)

* The Initial Basic Carrying Costs are allocated among the Facilities as follows:



Facility                                Real Estate         Insurance
                                        Taxes               Premiums
Clare Bridge of Cheswick                $3,333.33           $640.00
Clare Bridge of Murrysville              2,083.33            608.25
Sterling House of Columbia               2,730.92            504.17


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
Sterling House of Rock Hill                          2,482.67                    458.33
WovenHearts of Battle Creek (I) & (II)               4,583.33                    596.00
WovenHearts of Bay City (I) & (II)                   2,700.00                    596.00
WovenHearts of Midland (I) & (II)                    2,700.00                    596.00
WovenHearts of Monroe (I) & (II)                     2,700.00                    596.00
WovenHearts of Penn Hills                            2,916.67                    300.00
WovenHearts of Saginaw (I) & (II)                    2,700.00                    596.00
WovenHearts of Swartz Creek                          2,416.67                    298.00
WovenHearts of West St. Paul (I) & (II)              2,700.00                    596.00
WovenHearts of Westland (I) & (II)                   4,583.33                    596.00
Sterling House of SouthBend                          2,979.17                    650.00
WovenHearts of Coon Rapids (I) & (II)                6,883.33                    875.00
ClareBridge of Oviedo (I) &
  WovenHearts of Oviedo (II) & (III)                11,100.00                  1,483.25
Hamilton House of Portage &
  Wynwood of Portage                                11,083.33                  1,557.58


DOING BUSINESS AS NAMES

Clare Bridge of Cheswick
Clare Bridge of Murrysville
Sterling House of Columbia
Sterling House of Rock Hill
WovenHearts of Battle Creek
WovenHearts of Bay City
WovenHearts of Midland
WovenHearts of Monroe
WovenHearts of Penn Hills
WovenHearts of Saginaw
WovenHearts of Swartz Creek
WovenHearts of West St. Paul
WovenHearts of Westland
Sterling House
WovenHearts
Clare Bridge
Hamilton House
Wynwood